PACE® Select Advisors Trust

Prospectus Supplement | September 11, 2020

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 27, 2019, as supplemented.

Includes:

• PACE® Large Co Growth Equity Investments

• PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Large Co Growth Equity Investments and PACE International Emerging Markets Equity Investments (each, a "fund"), each, a series of PACE Select Advisors Trust ("Trust").

First, at the recommendation of UBS Asset Management (Americas) Inc., the funds' manager, the Board of Trustees of the Trust approved a change in PACE Large Co Growth Equity Investments' "80% policy," such that the fund will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Currently, the Prospectuses and SAI state that, under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. The change to the 80% policy is being made to clarify that investments in derivatives and other investment companies that provide exposure to equity securities issued by large capitalization companies will be counted for purposes of the fund's 80% policy. This change is expected to become effective on or about November 10, 2020.

Second, this supplement updates certain information regarding the portfolio management team for LMCG Investments, LLC ("LMCG"), a subadvisor to PACE International Emerging Markets Equity Investments. Effective as of September 3, 2020, Shannon Ericson ceased to be a portfolio manager for the portion of the fund's assets managed by LMCG.

I. PACE Large Co Growth Equity Investments

Effective on or about November 10, 2020, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Principal investments" on page 40 of the Multi-Class Prospectus and beginning on page 42 of the

ZS-1075

Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

The section captioned "More information about the funds—PACE Large Co Growth Equity Investments" and sub-captioned "Principal investments" on page 90 of the Multi-Class Prospectus and page 94 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Growth Equity Investments" on page 10 of the SAI is revised by replacing the sixth sentence of the first paragraph of that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

II. PACE International Emerging Markets Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 60 of the Multi-Class Prospectus and page 62 of the Class P Prospectus is revised by replacing the fourth bullet point of that section with the following:

• LMCG—Gordon Johnson, Managing Director, Global Equities, has been a portfolio manager of the fund since 2012.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 152 of the Multi-Class Prospectus and page 151 of the Class P Prospectus is revised by deleting the eleventh paragraph of that section in its entirety.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—LMCG Investments, LLC" beginning on page 208 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Gordon Johnson is the portfolio manager primarily responsible for the day-to-day management of LMCG's portion of the fund's assets. The following table provides information relating to other accounts managed by Gordon Johnson as of June 30, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	7	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$38.7	$904.9	$0.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of June 30, 2020, the portfolio manager did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.